[CIK]      0000914670
[NAME]     CORRECTIONAL SERVICES CORPORATION


STATE OF TEXAS

COUNTY OF TRAVIS


                               ADDENDUM NO. 1

                                   TO THE

                        PAROLE & MANDATORY FACILITY
                     MANAGEMENT & OPERATIONS AGREEMENT


     THIS ADDENDUM TO THE MANAGEMENT AND OPERATIONS AGREEMENT (as herein provided, the "AGREEMENT") is made and entered into by and between Esmor Fort Worth, Inc. (Ft. Worth), a duly organized CORPORATION of the State of New York (CONTRACTOR), and the TEXAS DEPARTMENT OF CRIMINAL JUSTICE, PAROLE DIVISION, together with any successor to its functions, the "DIVISION", which is an agency or department of the State of Texas.

4.02      CONTRACT RENEWAL

     (a) The DIVISION shall have an option to renew the terms of this contract for fiscal years 1999 and 2000.

     (b) If the DIVISION chooses to exercise its option, the DIVISION shall give at least 30 days written notice prior to the expiration of the contract of its intent to renew.

     WHEREAS, the parties to this addendum expressly ratify all parts of the above referenced stipulations in the original contract, as well as any prior modifications and extensions granted, and hereby reaffirm their acceptance of all other provisions.


Texas Department of Criminal Justice
Parole Division


By:                                         Date:
         (Division Director)


By:       (President & CEO)                 Date: